21. Noncontrolling Interests	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
Noncontrolling Interests
21.	Noncontrolling Interests

On July 25, 2019, the Company purchased the 20% equity interest of SR II and 30% equity interest of SR V, subsidiaries of the Company in Italy, from Green Equity S.à r.l. (“Green Equity”), the minority shareholder of SR II and SR V. The purchase price was $75, and the carrying amount of the noncontrolling interest of SR II and SR V was $1,213 as of the purchase date. Green Equity also waived the amount due from SR II and SR V of $1,140.

During the year ended December 31, 2019, as a result of purchasing all noncontrolling interest of SR II and SR V, the Company derecognized the noncontrolling interest of $1,213, and the difference between the purchase price together with the debt forgiveness mount, and the carrying amount of noncontrolling interest was recorded in additional paid-in capital, which was $2,278.